Derivatives and hedge accounting - Gross carrying value of derivatives used for net investment hedging (Details) - - Derivatives - -  hedges of net investments in foreign operations - – FX forwards and Cross currency swaps - EUR (€)
€ in Millions
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of detailed information about hedging instruments [line items]
Hedging instrument, assets	€ 82	€ 100
Hedging instrument, liabilities	€ 117	€ 92